Exhibit 4(g)


                              LETTER OF TRANSMITTAL

                       OFFER TO EXCHANGE ANY OR ALL OF ITS

                      6.15% SENIOR NOTES DUE MAY 15, 2002,
                                       FOR
                  6.15% EXCHANGE SENIOR NOTES DUE MAY 15, 2002

                       6.45% SENIOR NOTES DUE MAY 15, 2005
                                       FOR
                  6.45% EXCHANGE SENIOR NOTES DUE MAY 15, 2005
                                       AND
                       6.75% SENIOR NOTES DUE MAY 15, 2009
                                       FOR
                  6.75% EXCHANGE SENIOR NOTES DUE MAY 15, 2009
                                       OF
                           TXU EASTERN FUNDING COMPANY

                   GUARANTEED BY TXU EASTERN HOLDINGS LIMITED

      ---------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON ________, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
      ---------------------------------------------------------------------

           Information about the Exchange Offer can be obtained from:
                     The Bank of New York, Exchange Agent at

                             101 Barclay Street, 7E
                            New York, New York 10286
                       Attention: Reorganization Section,
                              Gertrude Jean Pierre

                        or from a Securities Intermediary

     All Tenders of Senior Notes should be delivered according to the instructions of the tenderer's Securities Intermediary and this Letter of Transmittal.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated _____, 1999 (the "Prospectus") of TXU Eastern Funding Company (the "Issuer") and TXU Eastern Holdings Limited (the "Guarantor") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the offer (the "Exchange Offer") by the Issuer and the Guarantor to exchange (i) any and all of the Issuer's outstanding $350,000,000 principal amount of 6.15% Senior Notes due May 15, 2002 ("6.15% Senior Notes") for an equal principal amount of its 6.15% Exchange Senior Notes due May 15, 2002 ("6.15% Exchange Notes"), (ii) any and all of the Issuer's outstanding $650,000,000 principal amount of 6.45% Senior Notes due May 15, 2005 ("6.45% Senior Notes") for an equal principal amount of its 6.45% Exchange Senior Notes due May 15, 2005 ("6.45% Exchange Notes") and (iii) any and all of the Issuer's outstanding $500,000,000 principal amount of 6.75% Senior Notes due May 15, 2009 ("6.75% Senior Notes") for an equal principal amount of its 6.75% Exchange Senior Notes due May 15, 2009 ("6.75% Exchange Notes"). Hereinafter the 6.15% Exchange Notes, the 6.45% Exchange Notes and the 6.75% Exchange Notes are referred to together as the New Notes, and the 6.15% Senior Notes, the 6.45% Senior Notes and the 6.75% Senior Notes are referred to together as the Old Notes. In this Letter of Transmittal, references to the Old Notes or to any series of the Old Notes and to the New Notes or to any series of the New Notes will mean beneficial interests in the book-entry interests that The Depository Trust Company ("DTC") has in such notes, and references to owners shall be to owners of those beneficial interests. The global notes representing the New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Old Notes may be tendered only in the principal amount of $10,000 and integral multiples of $1,000 in excess thereof. Other capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     An Agent's Message (as defined below) shall be used for tenders of Old Notes to be made by book-entry transfer into the account of The Bank of New York, as Exchange Agent (the "Exchange Agent"), at DTC (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the EXCHANGE OFFER--"Book-Entry Transfer" section of the Prospectus. Confirmation of the book-entry tender of Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") must be received by the Exchange Agent on or prior to the Expiration Date. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book- Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Facility tendering the Old Notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Issuer and the Guarantor may enforce such agreement against such participant.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Owners who wish to tender their Old Notes must so indicate as instructed by their Securities Intermediaries.

              COMPLETE IF REQUESTED BY YOUR SECURITIES INTERMEDIARY

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THESE BOXES

--------------------------------------------------------------------------------
                        DESCRIPTION OF 6.15% SENIOR NOTES
--------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                             AMOUNT
                                                            TENDERED
                                                           (MUST BE IN
  NAMES AND ADDRESS(ES) OF         AGGREGATE        THE AMOUNT OF $10,000 OR
          OWNER(S)                 PRINCIPAL              MULTIPLES OF
 (PLEASE FILL IN, IF BLANK)          AMOUNT         $1,000 IN EXCESS THEREOF)*
-------------------------------------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                      TOTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Unless indicated in the column labeled "Principal Amount Tendered," any tendering owner of 6.15% Senior Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount."

     If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $10,000 in principal amount of 6.15% Senior Notes. All other tenders must be in integral multiples of $1,000 in excess of $10,000.
--------------------------------------------------------------------------------

|_| CHECK HERE IF 6.15% SENIOR NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED)
     ONLY):
     Name of Tendering Institution______________________________________________
     DTC Book-Entry Account Number______________________________________________
     Transaction Code Number____________________________________________________

--------------------------------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS TO SECURITIES INTERMEDIARY
                         (See Instructions 4, 5 and 6)

To be completed ONLY if 6.15% Senior Notes tendered by book-entry which are not exchanged are to be returned by credit to an account maintained at The Depository Trust Company ("DTC") other than the account from which they were tendered.


Credit 6.15% Senior Notes not exchanged and tendered by book-entry to the DTC account set forth below:


___________________________
DTC Account Number



Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
                   (Tax Identification or Social Security No.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF 6.45% SENIOR NOTES
--------------------------------------------------------------------------------
                                                              PRINCIPAL
                                                                AMOUNT
                                                               TENDERED
                                                           (MUST BE IN THE
                                                          AMOUNT OF $10,000
                                                                  OR
  NAMES AND ADDRESS(ES) OF           AGGREGATE               MULTIPLES OF
          OWNER(S)                   PRINCIPAL             $1,000 IN EXCESS
 (PLEASE FILL IN, IF BLANK)            AMOUNT                 THEREOF)*
--------------------------------------------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                          TOTAL
--------------------------------------------------------------------------------
* Unless indicated in the column labeled "Principal Amount Tendered," any tendering owner of 6.45% Senior Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount."

     If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $10,000 in principal amount of 6.45% Senior Notes due. All other tenders must be in integral multiples of $1,000 in excess of $10,000.
--------------------------------------------------------------------------------

|_| CHECK HERE IF 6.45% SENIOR NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED)
     ONLY):
     Name of Tendering Institution______________________________________________
     DTC Book-Entry Account Number______________________________________________
     Transaction Code Number____________________________________________________

--------------------------------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS TO SECURITIES INTERMEDIARY
                         (See Instructions 4, 5 and 6)

To be completed ONLY if 6.45% Senior Notes tendered by book-entry which are not exchanged are to be returned by credit to an account maintained at The Depository Trust Company ("DTC") other than the account from which they were tendered.



Credit 6.45% Senior Notes not exchanged and tendered by book-entry to the DTC account set forth below:



___________________________
DTC Account Number



Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
                   (Tax Identification or Social Security No.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF 6.75% SENIOR NOTES
--------------------------------------------------------------------------------
                                                             PRINCIPAL
                                                               AMOUNT
                                                              TENDERED
                                                          (MUST BE IN THE
                                                         AMOUNT OF $10,000
                                                                 OR
 NAMES AND ADDRESS(ES) OF            AGGREGATE              MULTIPLES OF
         OWNER(S)                    PRINCIPAL            $1,000 IN EXCESS
(PLEASE FILL IN, IF BLANK)            AMOUNT                 THEREOF)*
-------------------------------------------------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------
                      TOTAL
-------------------------------------------------------------------------------
* Unless indicated in the column labeled "Principal Amount Tendered," any tendering owner of 6.75% Senior Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount."

     If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $10,000 in principal amount of 6.75% Senior Notes due. All other tenders must be in integral multiples of $1,000 in excess of $10,000.
--------------------------------------------------------------------------------

|_| CHECK HERE IF 6.75% SENIOR NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED)
     ONLY):

     Name of Tendering Institution______________________________________________
     DTC Book-Entry Account Number______________________________________________
     Transaction Code Number____________________________________________________

--------------------------------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS TO SECURITIES INTERMEDIARY
                         (See Instructions 4, 5 and 6)

To be completed ONLY if 6.75% Senior Notes tendered by book-entry which are not exchanged are to be returned by credit to an account maintained at The Depository Trust Company ("DTC") other than the account from which they were tendered.



Credit 6.75% Senior Notes not exchanged and tendered by book-entry to the DTC account set forth below:



___________________________
DTC Account Number



Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
                   (Tax Identification or Social Security No.)


--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby instructs its Securities Intermediary to tender to the Issuer and the Guarantor through its account at DTC the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and the Guarantor) with respect to the tendered Old Notes with full power of substitution to transfer ownership of such Old Notes on the account books maintained by DTC to the Issuer and the Guarantor, deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and the Guarantor and receive all benefits and otherwise exercise all rights in Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not that person is the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the owner nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iv) neither the owner nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or the Guarantor.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by owners thereof (other than any such owner that is an "affiliate" of the Issuer or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such owners' business and such owners are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any such broker-dealer may use the Prospectus, as amended or supplemented, in connection with any resale of such New Notes.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer and the Guarantor to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

     If any Old Notes tendered in book-entry form are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted Old Notes will be returned by credit to the tendering account or to a different account as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date. The undersigned recognizes that "Special Issuance Instructions" to transfer any Old Notes from the name of the owner thereof are instructions to his Securities Intermediary and the Issuer and the Guarantor have no obligations with respect thereto.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that for purposes of the Exchange Offer, the Issuer and the Guarantor shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer and the Guarantor have given oral or written notice thereof to the Exchange Agent.

     The undersigned has read and agrees to all the terms of the Exchange Offer. The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption EXCHANGE OFFER--"Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer and the Guarantor upon the terms and subject to the conditions of the Exchange Offer.

           PLEASE SIGN HERE ON INSTRUCTIONS OF SECURITIES INTERMEDIARY


X ___________________________                       ____________________
                                                            Date


X ___________________________                       ____________________
    Signature(s) of Owner(s)                                Date
     or Authorized Signatory


Area Code and Telephone Number:____________________


     The above lines must be signed by owner(s) using this Letter of Transmittal to instruct his or her Securities Intermediary. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Securities Intermediary, submit evidence satisfactory to the Securities Intermediary of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


Name(s):________________________________________________________________________


________________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________
                               (Include Zip Code)


                  Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)

                  ______________________________________________________________
                     (Name of Eligible Institution Guaranteeing Signatures)

                  By____________________________________________________________
                                    (Authorized Signature)


                    ____________________________________________________________
                                    (Printed Name)



                    ____________________________________________________________
                                       (Title)



                  Dated:____________________, 1999

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. A confirmation of a book-entry tender (a "Book-Entry Confirmation") of the Old Notes described in this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal to an owner's Securities Intermediary is at the election and risk of the owner; and delivery of a Book-Entry Confirmation will be deemed made only when actually received or confirmed by the Exchange Agent. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal should be sent to the Issuer.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer and the Guarantor in their sole discretion, which determination will be final and binding. The Issuer and the Guarantor reserve the absolute right to reject any and all Old Notes of either series not properly tendered or any Old Notes the Issuer's and the Guarantor's acceptance of which would, in the opinion of counsel for the Issuer and the Guarantor, be unlawful. The Issuer and the Guarantor also reserve the right to waive any irregularities or conditions of tender as to particular Old Notes. The Issuer's and the Guarantor's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer and the Guarantor shall determine. Neither the Issuer, the Guarantor, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by credit to the tendering account, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY OWNER. Any owner of Old Notes who wishes to tender should execute and deliver this Letter of Transmittal or otherwise instruct his or her Securities Intermediary to tender his Old Notes for exchange.

     3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in the principal amount of $10,000 and integral multiples of $1,000. If less than the entire principal amount of any owner's Old Notes is tendered, the tendering owner should fill in the principal amount tendered in the third column of the box entitled "Description of 6.15% Senior Notes," "Description of 6.45% Senior Notes" or "Description of 6.75% Senior Notes" above, as the case may be.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL. If this Letter of Transmittal (or facsimile hereof) or any Old Notes or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer and the Guarantor, evidence satisfactory to the Issuer and the Guarantor of their authority so to act must be submitted with this Letter of Transmittal.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if such Old Notes are tendered for the account of an Eligible Institution.

     5. SPECIAL ISSUANCE INSTRUCTIONS. Tendering owners of Old Notes should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be credited, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Issuer and the Guarantor will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the owner or on any other persons) will be payable by the tendering owner. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering owner.

     7. WAIVER OF CONDITIONS. The Issuer and the Guarantor reserve the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Owners may also contact their broker, dealer, commercial bank, trust company, nominee or other Securities Intermediary for assistance concerning the Exchange Offer.

     9. IMPORTANT TAX INFORMATION. Owners who are US taxpayers and who have not previously furnished a taxpayer identification number to the Paying Agent for the Old Notes, should furnish such information to the Exchange Agent on Substitute Form W-9. A copy of such form may be obtained from the Exchange Agent.


                       (DO NOT WRITE IN SPACE BELOW)

                    =====================================
                       OLD NOTES          OLD NOTES
                       TENDERED           ACCEPTED
                    -------------------------------------

                    -------------------------------------

                    =====================================



Delivery Prepared by_____________    Checked By_____________   Date_____________

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in the EXCHANGE OFFER--"Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the Expiration Date.



_______________________________________           ______________________________
           Name of Firm                                Authorized Signature

_______________________________________           ______________________________
           Address                                            Title

_______________________________________
           Zip Code                               Name:_________________________
                                                       (Please Type or Print)


Area Code and Tel. No._________________           Dated:________________________